Exhibit 10(a)
AMENDMENT NO. 5 (this “Amendment”) dated as of July 29, 2020, among TENET HEALTHCARE CORPORATION, a Nevada corporation (the “Company”), the Subsidiaries of the Company party hereto, the LC Participants party hereto and BARCLAYS BANK PLC, as administrative agent (the “Administrative Agent”) under the Letter of Credit Facility Agreement, dated as of March 7, 2014, among the Company, the Administrative Agent, the LC Participants and Issuers from time to time party thereto (as amended, restated, modified or supplemented from time to time, the “LC Facility Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the LC Facility Agreement.

WHEREAS, Section 11.1(a) of the LC Facility Agreement provides that the LC Facility Agreement may be amended for certain purposes with the consent of the Company and the Requisite LC Participants;
WHEREAS, the Company and the Requisite LC Participants desire to amend the LC Facility Agreement on the terms set forth herein.
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
SECTION 1.Amendment. The Credit Parties, the Administrative Agent and the LC Participants party hereto hereby agree to the following amendments to the LC Facility Agreement, which shall become effective as of the Amendment No. 5 Effective Date (as defined below):
(a) The following definitions are added to Section 1.1 of the LC Facility Agreement in appropriate alphabetical order:
“Amendment No. 5” means that certain Amendment No. 5, dated as of July 29, 2020, among the Company, the Subsidiaries of the Company party thereto, the LC Participants party thereto and the Administrative Agent.
“Amendment No. 5 Effective Date” has the meaning assigned to such term in Amendment No. 5.
(b) Article V thereof is amended and restated in its entirety as follows:
“ARTICLE V. FINANCIAL COVENANT
The Company agrees with the LC Participants, the Issuers and the Administrative Agent, as long as any Obligation or any LC Commitment remains outstanding and, in each case, unless the Requisite LC Participants otherwise consent in writing, the Company will not permit the Secured Debt Ratio on the last day of any Fiscal Quarter of the Company to be to be greater than the corresponding ratio set forth opposite such date:

Fiscal Quarter Ending	Secured Debt Ratio shall not be greater than:
On or prior to June 30, 2020	4.25 to 1.00
September 30, 2020	5.00 to 1.00
December 31, 2020	5.50 to 1.00
March 31, 2021	6.00 to 1.00
June 30, 2021	5.50 to 1.00
September 30, 2021	5.00 to 1.00
On or after December 31, 2021	4.25 to 1.00

SECTION 2.Representations and Warranties. The Company hereby represents and warrants that, both immediately before and immediately after giving effect to this Amendment:
(a)The representations and warranties set forth in the LC Facility Documents are true and correct in all material respects, with the same effect as though made on and as of such times, except to the extent any such representation and warranty expressly relates to an earlier date or period (in which case such representation and warranty shall be true and correct in all material respects as of such earlier date or for such earlier period, as the case may be); and
(b)no Default or Event of Default exists and is continuing on and as of such times.
SECTION 3.Effectiveness. Section 1 of this Amendment shall become effective on the date (such date, if any, the “Amendment No. 5 Effective Date”) the Administrative Agent (or its counsel) shall have received from the Company and the LC Participants constituting the Requisite LC Participants, in each case, either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.
SECTION 4.Certain Consequences of Effectiveness; Reaffirmation. On and after the Amendment No. 5 Effective Date, references in the LC Facility Agreement to this “Agreement”, “hereunder”, “hereof”, “herein” or words of similar import and references in the LC Facility Documents to the “Agreement”, “LC Facility Agreement”, “thereunder,” “thereof”, “therein” or words of similar import shall mean, and refer to, the LC Facility Agreement, as amended by this Amendment. Except as expressly set forth herein, this Amendment shall not constitute an amendment or waiver of any provision of the LC Facility Agreement or any other LC Facility Document all of which shall remain in full force and effect. Each Credit Party hereby acknowledges and agrees that, following the Amendment No. 5 Effective Date, it shall continue to be bound by the LC Facility Documents to which it is party (in the case of the LC Facility Agreement, as amended by this Amendment) and each of the Credit Parties hereby (i) consents to the execution, delivery and performance of this Amendment and each of the transactions contemplated hereby, (ii) acknowledges and reaffirms its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of the LC Facility Documents, (iii) acknowledges and agrees that, notwithstanding the effectiveness of this Amendment, the Collateral Documents, the Collateral Trust Joinder – Additional Secured Debt, the Additional Secured Debt Designation and the Guaranty (and any amendments thereto) shall continue in full force and effect and (iv) acknowledges and agrees that all references in the Collateral Documents, the Collateral Trust Joinder – Additional Secured Debt, the Additional Secured Debt Designation and the Guaranty (and any amendments thereto) to the “Agreement”, “LC Facility Agreement”, “thereunder,” “thereof”, “therein” or words of similar import shall be deemed to mean a reference to the LC Facility Agreement as amended by this Amendment. Furthermore, each of the Credit Parties acknowledges and agrees that it is the intention of such party (i) that the Collateral Documents, the Collateral Trust Joinder – Additional Secured Debt and the Additional Secured Debt Designation (and any amendments thereto) and the Liens granted thereby shall not be affected, impaired or discharged hereby or by the transactions contemplated under this Amendment and (ii) the Liens granted by the Collateral Documents, the Collateral Trust Joinder – Additional Secured Debt and the Additional Secured Debt Designation (including any amendments thereto) shall continue unimpaired and with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred.
SECTION 5.Incorporation by Reference. This Amendment shall constitute a “LC Facility Document” for purposes of the LC Facility Agreement. The provisions of Section 11.11, 11.12, 11.13 and 11.17 of the LC Facility Agreement are incorporated herein mutatis mutandis.
[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

TENET HEALTHCARE CORPORATION

By: /s/ Owen Morris
Name: Owen Morris
Title: Treasurer
[Signature Page – LC Facility Amendment No. 5]

AMERICAN MEDICAL (CENTRAL), INC.
AMI INFORMATION SYSTEMS GROUP, INC.
AMISUB (HEIGHTS), INC.
AMISUB (HILTON HEAD), INC.
AMISUB (SFH), INC.
AMISUB (TWELVE OAKS), INC.
AMISUB OF NORTH CAROLINA, INC.
AMISUB OF SOUTH CAROLINA, INC.
AMISUB OF TEXAS, INC.
ANAHEIM MRI HOLDING, INC.
ATLANTA MEDICAL CENTER, INC.
BROOKWOOD HEALTH SERVICES, INC.
CGH HOSPITAL, LTD., by: CORAL GABLES HOSPITAL, INC., as general partner
COASTAL CAROLINA MEDICAL CENTER, INC.
COMMUNITY HOSPITAL OF LOS GATOS, INC.
CORAL GABLES HOSPITAL, INC.
DELRAY MEDICAL CENTER, INC.
EAST COOPER COMMUNITY HOSPITAL, INC.
FMC MEDICAL, INC.
FRYE REGIONAL MEDICAL CENTER, INC.
GOOD SAMARITAN MEDICAL CENTER, INC.
HEALTHCARE NETWORK CFMC, INC.
HEALTHCARE NETWORK DPH, INC.
HEALTHCARE NETWORK HOLDINGS, INC.
HEALTHCARE NETWORK LOUISIANA, INC.
HEALTHCARE NETWORK MISSOURI, INC.
HEALTHCARE NETWORK TEXAS, INC.
HEALTHCORP NETWORK, INC.
HEALTH SERVICES CFMC, INC.
HEALTH SERVICES NETWORK HOSPITALS, INC.
HEALTH SERVICES NETWORK TEXAS, INC.
HIALEAH HOSPITAL, INC.
HILTON HEAD HEALTH SYSTEM, L.P., by: TENET PHYSICIAN SERVICES – HILTON HEAD, INC., as general partner
HOSPITAL DEVELOPMENT OF WEST PHOENIX, INC.
LIFEMARK HOSPITALS, INC.
LIFEMARK HOSPITALS OF FLORIDA, INC.
NEW MEDICAL HORIZONS, II, LTD, by: HEALTH SERVICES CFMC, INC., as general partner
NORTH FULTON MEDICAL CENTER, INC.
NORTH SHORE MEDICAL CENTER, INC.
ORNDA HOSPITAL CORPORATION
PALM BEACH GARDENS COMMUNITY HOSPITAL, INC.
SAINT FRANCIS HOSPITAL – BARTLETT, INC.
SLH VISTA, INC.
SPALDING REGIONAL MEDICAL CENTER, INC.
SRRMC MANAGEMENT, INC.
ST. MARY’S MEDICAL CENTER, INC.
SYLVAN GROVE HOSPITAL, INC.
TENET CALIFORNIA, INC.
TENET FLORIDA, INC.
TENET HEALTHSYSTEM HAHNEMANN, L.L.C.
[Signature Page – LC Facility Amendment No. 5]

TENET HEALTHSYSTEM MEDICAL, INC.
TENET HEALTHSYSTEM PHILADELPHIA, INC.
TENET HEALTHSYSTEM ST. CHRISTOPHER’S HOSPITAL FOR CHILDREN, L.L.C.
TENET HOSPITALS LIMITED, by: HEALTHCARE NETWORK TEXAS, INC., as general partner
TENET PHYSICIAN SERVICES — HILTON HEAD, INC.
TH HEALTHCARE, LTD., by: LIFEMARK HOSPITALS, INC., as general partner
VANGUARD HEALTH FINANCIAL COMPANY, LLC
VANGUARD HEALTH HOLDING COMPANY I, LLC
VANGUARD HEALTH HOLDING COMPANY II, LLC
VANGUARD HEALTH MANAGEMENT, INC.
VANGUARD HEALTH SYSTEMS, INC.
VHS ACQUISITION CORPORATION
VHS ACQUISITION SUBSIDIARY NUMBER 1, INC.
VHS ACQUISITION SUBSIDIARY NUMBER 3, INC.
VHS ACQUISITION SUBSIDIARY NUMBER 7, INC.
VHS ACQUISITION SUBSIDIARY NUMBER 9, INC.
VHS BROWNSVILLE HOSPITAL COMPANY, LLC
VHS CHILDREN’S HOSPITAL OF MICHIGAN, INC.
VHS DETROIT RECEIVING HOSPITAL, INC.
VHS HARLINGEN HOSPITAL COMPANY, LLC
VHS HARPER-HUTZEL HOSPITAL, INC.
VHS HURON VALLEY-SINAI HOSPITAL, INC.
VHS OF ARROWHEAD, INC.
VHS OF ILLINOIS, INC.
VHS OF MICHIGAN, INC.
VHS OF PHOENIX, INC.
VHS REHABILITATION INSTITUTE OF MICHIGAN, INC.
VHS SAN ANTONIO PARTNERS, LLC, by: VHS ACQUISITION SUBSIDIARY NUMBER 5, INC., its managing member, and VHS HOLDING COMPANY, INC.
VHS SINAI-GRACE HOSPITAL, INC.
VHS VALLEY MANAGEMENT COMPANY, INC.
VHS WEST SUBURBAN MEDICAL CENTER, INC.
VHS WESTLAKE HOSPITAL INC.
WEST BOCA MEDICAL CENTER, INC.

TENET HEALTHCARE CORPORATION

By: /s/ Owen Morris
Name: Owen Morris
Title: Treasurer

[Signature Page – LC Facility Amendment No. 5]

BBH BMC, LLC
BROOKWOOD BAPTIST HEALTH 1, LLC
DESERT REGIONAL MEDICAL CENTER, INC.
DOCTORS HOSPITAL OF MANTECA, INC.
DOCTORS MEDICAL CENTER OF MODESTO, INC.
FOUNTAIN VALLEY REGIONAL HOSPITAL AND MEDICAL CENTER
JFK MEMORIAL HOSPITAL, INC.
LAKEWOOD REGIONAL MEDICAL CENTER, INC.
LOS ALAMITOS MEDICAL CENTER, INC.
PLACENTIA-LINDA HOSPITAL, INC.
SAN RAMON REGIONAL MEDICAL CENTER, LLC
SIERRA VISTA HOSPITAL, INC.
TWIN CITIES COMMUNITY HOSPITAL, INC.
VHS VALLEY HEALTH SYSTEM, LLC

TENET HEALTHCARE CORPORATION

By: /s/ Owen Morris
Name: Owen Morris
Title: Assistant Treasurer

[Signature Page – LC Facility Amendment No. 5]

BARCLAYS BANK PLC, as Administrative Agent and an LC Participant

By: /s/ Evan Moriarty
Name: Evan Moriarty
Title: Vice President

[Signature Page – LC Facility Amendment No. 5]

Bank of America, N.A., as an LC Participant

By: /s/ Sujay Maiya
Name: Sujay Maiya
Title: Director

[Signature Page – LC Facility Amendment No. 5]

Capital One, N.A., as an LC Participant

By: /s/ Mark Klaassens
Name: Mark Klaassens
Title: Duly Authorized Signatory
[Signature Page – LC Facility Amendment No. 5]

Citibank, N.A., as an LC Participant

By: /s/ Pranjal Gambhir
Name: Pranjal Gambhir
Title: Vice-President
[Signature Page – LC Facility Amendment No. 5]

Goldman Sachs Bank USA, as an LC Participant

By: /s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory
[Signature Page – LC Facility Amendment No. 5]

Goldman Sachs Lending Partners LLC, as an LC Participant

By: /s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory
[Signature Page – LC Facility Amendment No. 5]

JPMorgan Chase Bank, N.A., as an LC Participant

By: /s/ Dawn Lee Lum
Name: Dawn Lee Lum
Title: Executive Director
[Signature Page – LC Facility Amendment No. 5]

Royal Bank of Canada, as an LC Participant

By: /s/ Diana Lee
Name: Diana Lee
Title: Authorized Signatory
[Signature Page – LC Facility Amendment No. 5]

Truist Bank, as an LC Participant and Issuer

By: /s/ Anton Brykalin
Name: Anton Brykalin
Title: Vice President
[Signature Page – LC Facility Amendment No. 5]

Wells Fargo Bank, National Association, as an LC Participant

By: /s/ Jordan Harris
Name: Jordan Harris
Title: Managing Director
[Signature Page – LC Facility Amendment No. 5]